SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 31, 1996



                     KURZWEIL APPLIED INTELLIGENCE, INC.
           (Exact name of registrant as specified in its charter)



              Delaware                   0-20256             04-2815079
     (State or other jurisdiction      (Commission         (I.R.S. Employer
          of incorporation)            File Number)        Identification No.)

        411 Waverley Oaks Road
        Waltham, Massachusetts                                  02154
(Address of principal executive offices)                     (Zip code)




Registrant's telephone number, including area code:  (617) 893-5151












                                                     Exhibit Index at Page 3


                                                                 Page 1 of 4

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Item 5.  Other Events

On July 31, 1996 the Company closed the sale of 927,500 shares of its common stock in a private placement at a sale price of $2.00 per share as described in the press release attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits

(c)   Exhibits.         Press Release Dated August 1, 1996

                        ----------------------------------------

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Kurzweil Applied Intelligence, Inc.


Date: August 1, 1996                By:      /s/ Thomas E. Brew, Jr.
                                             ----------------------------
                                             Thomas E. Brew, Jr.
                                             President & Chief Executive Officer






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                                EXHIBIT INDEX

Exhibit No.
                                 Description                         At Page

  99                    Press Release Dated August 1, 1996              4
                                                                     -------








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